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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):

                                January 29, 2002

                        American Honda Receivables Corp.

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               (Exact name of registrant specified in its charter)

         California                   333-71022                  33-0526079
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(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)                 Number)            Identification No.)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, California                                                  90501
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(Address of principal executive offices)                            Zip code)



Registrant's telephone number, including area code:               (310) 781-4100
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                  Item 2.           Acquisition or Disposition of Assets

                  Description of the Securities and the Auto Loans


                  American Honda Receivables Corp. registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-71022) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2002-1 Owner Trust (the "Issuer") issued $2,030,156,000 Class A-1 1.82% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 2.55% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 3.50% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 4.22% Asset Backed Notes (the "Class A-4 Notes") (collectively the "Notes"), on January 29, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of January 1, 2002, between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.

                  The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.

                  As of January 23, 2002, the receivables possessed the characteristics described in the Prospectus dated January 23, 2002 and the Prospectus Supplement dated January 23, 2002 filed pursuant to Rule 424(b)(5) of the Act on January 25, 2002.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated January 23, 2002, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and Salomon Smith Barney Inc.

                  Exhibit 4.1. Indenture, dated as of January 1, 2002, between the Issuer and the Indenture Trustee.

                  Exhibit 4.2. Amended and Restated Trust Agreement, dated January 29, 2002, among American Honda Receivables Corp. (the "Depositor"), U.S. Bank National Association (the "Owner Trustee") and U.S. Bank Trust National Association, as Delaware Trustee (the "Delaware Trustee").

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                  Exhibit 4.3 Sale and Servicing Agreement, dated January 1,
                  2002, among the Seller, the Servicer and the Issuer.

                  Exhibit 4.4 Receivables Purchase Agreement, dated as of January 1, 2002, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

                  Exhibit 4.5 Administration Agreement, dated as of January 1, 2002, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    American Honda Receivables Corp.
                                    as Registrant

                                    By: /s/  Y. Kohama
                                        --------------------------------
                                        Name:  Y. Kohama
                                        Title: President

Dated:  January 29, 2002



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                                  EXHIBIT INDEX

Exhibit No.     Description

Exhibit 1.1. Underwriting Agreement, dated January 23, 2002, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and Salomon Smith Barney Inc.


Exhibit 4.1. Indenture, dated as of January 1, 2002, between the Issuer and the Indenture Trustee.

Exhibit 4.2. Amended and Restated Trust Agreement, dated January 29, 2002, among American Honda Receivables Corp. (the "Depositor"), U.S. Bank National Association (the "Owner Trustee"), and U.S. Bank Trust National Association, as Delaware Trustee (the "Delaware Trustee").


Exhibit 4.3 Sale and Servicing Agreement, dated January 1, 2002, among the Seller, the Servicer and the Issuer.


Exhibit 4.4 Receivables Purchase Agreement, dated as of January 1, 2002, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").


Exhibit 4.5 Administration Agreement, dated as of January 1, 2002, among the Issuer, American Honda Finance Corporation (the
                "Administrator"), the Depositor and the Indenture Trustee.